John Hancock Variable Insurance Trust

Supplement dated December 6, 2013

to the Prospectus

Dated April 29, 2013

Lifestyle Aggressive Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust

Lifestyle Moderate Trust

(the “Lifestyle Trusts”)

On December 4, 2013, the shareholders of each Lifestyle Trust approved amended and restated investment objectives and principal investment strategies that permit each Lifestyle Trust to invest in a manner that seeks to manage volatility of returns and limit the magnitude of portfolio losses. The Lifestyle Trusts are seeking final regulatory approval of these changes before they are implemented.